Vanguard Variable Insurance Funds – High Yield Bond Portfolio
Supplement Dated August 29, 2022, to the Prospectus and Summary Prospectus Dated May 2, 2022
Important Changes to Vanguard Variable Insurance Funds – High Yield Bond Portfolio
Restructuring of the Investment Advisory Team
The Board of Trustees of Vanguard Variable Insurance Funds, on behalf of High Yield Bond Portfolio (the Portfolio) has approved a restructuring of the Portfolio’s investment advisory team, adding The Vanguard Group, Inc. (Vanguard) as an advisor to the Portfolio through its Fixed Income Group. Wellington Management Company LLP (Wellington Management) remains an advisor of the Portfolio.
Effective immediately, Vanguard through its Fixed Income Group manages a portion of the Portfolio’s assets along with the Portfolio’s existing advisor, Wellington Management. Each advisor independently selects and maintains a portfolio of high-yielding, higher-risk corporate bonds—commonly known as “junk bonds”—with medium- and lower-range credit quality ratings for the Portfolio. The Portfolio’s Board of Trustees determines the proportion of the Portfolio’s assets to be managed by each advisor and may change these proportions at any time.
In connection with Wellington Management’s management of the Portfolio, effective immediately, Elizabeth H. Shortsleeve is added as a co-portfolio manager, alongside Michael Hong, of the Wellington Management portion of the Portfolio.
In connection with the addition of Vanguard to the Portfolio, effective immediately, Michael Chang is added as portfolio manager of the Vanguard portion of the Portfolio.
The Portfolio’s investment objective, principal investment strategies, and policies remain unchanged.

Prospectus and Summary Prospectus Text Changes
The heading “Investment Advisor” is changed to “Investment Advisors” and the following replaces similar text in the Portfolio Summary section:
Wellington Management Company LLP (Wellington Management)
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Michael L. Hong, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management. He has managed the Portfolio since 2008 and co-managed the Portfolio since 2022.
Elizabeth H. Shortsleeve, Senior Managing Director, Partner, and Fixed Income Credit Analyst of Wellington Management. She has co-managed the Portfolio since 2022.
Michael Chang, CFA, Portfolio Manager at Vanguard. He has co-managed the Portfolio since 2022.
Prospectus Text Changes
In the More on the Portfolio section, the following is added under the heading “Security Selection”:
The Portfolio uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of investments for the Portfolio.
Wellington Management uses a process that combines bottom-up fundamental research with top-down strategy, comprehensive risk management, and a long-term investment horizon. The portfolio managers establish sector allocation, duration, and risk guidelines and use Wellington Management’s in-house fixed income credit analysts for bottom-up analysis and security recommendations. The analysis focuses on the nature of a company’s business, its strategy, and the quality of its management to identify companies whose prospects are stable or improving and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive because they offer better assurance of debt repayment and greater potential for capital appreciation. Final buy/sell decisions are made by the portfolio managers based on relative valuation and fundamental credit research.
Vanguard’s actively managed fixed income funds use a portfolio manager-driven process that combines bottom-up fundamental research with top-down strategy. The high-yield sector leads leverage the insights of Vanguard’s Global Rates and

Credit teams to develop the outlook for the high-yield sector, while dedicated portfolio managers, traders, and credit analysts are responsible for bottom-up analysis and security recommendations. Security selection decisions are based on a proprietary assessment of issuers and securities to identify durable business models and minimize or avoid excess credit losses and defaults over a market cycle. Risk optimization measures are present throughout the investment process, and the Fixed Income Group’s Senior Investment Committee provides governance and oversight. Securities are bought and sold based on the portfolio manager’s judgements about a security’s fundamentals, technical factors, valuation, and contribution to the overall portfolio while controlling for downside risk.
The heading “Investment Advisor” is changed to “Investment Advisors”.
In the same section, the following is added:
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Portfolio through its Fixed Income Group. As of June 30, 2022, Vanguard served as advisor for approximately $5.8 trillion in assets. Vanguard provides investment advisory services to the Portfolio pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Portfolio.
In the same section, the following text is added before the paragraph regarding the Board’s ability, without shareholder approval, to change the terms of an advisory agreement or to hire a new third-party investment advisor:
Although the Portfolio is managed in part by Vanguard and in part by Wellington Management, the Portfolio reserves the right to utilize a different manager approach in the future.
In the same section, the following text entirely replaces the text regarding the portfolio manager primarily responsible for the day-to-day management of the Portfolio:
The managers primarily responsible for the day-to-day management of the Portfolio are:
Michael L. Hong, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management with Wellington Management since 1997, has managed the Portfolio since 2008, and has co-managed the Portfolio since 2022. Education: A.B., Harvard College.

Elizabeth H. Shortsleeve, Senior Managing Director, Partner, and Fixed Income Portfolio Manager of Wellington Management. She has worked in investment management since 2007, and has co-managed the Portfolio since 2022. Education: B.A., Georgetown University; M.B.A., Dartmouth College.
Michael Chang, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2017, has worked in investment management since 2002, has managed investment portfolios since 2011, and has co-managed the Portfolio since 2022. Education: B. Com., University of British Columbia.
The Portfolio’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Portfolio.

© 2022 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 260A 082022
CFA® is a registered trademark owned by CFA Institute.

Vanguard Variable Insurance Funds – High Yield Bond Portfolio

Supplement Dated August 29, 2022, to the Statement of Additional Information Dated May 2, 2022
Important Changes to Vanguard Variable Insurance Funds – High Yield Bond Portfolio
Restructuring of the Investment Advisory Team
The Board of Trustees of Vanguard Variable Insurance Funds, on behalf of High Yield Bond Portfolio (the Portfolio) has approved a restructuring of the Portfolio’s investment advisory team, adding The Vanguard Group, Inc. (Vanguard) as an advisor to the Portfolio through its Fixed Income Group. Wellington Management Company LLP (Wellington Management) remains an advisor of the Portfolio.
Effective immediately, Vanguard through its Fixed Income Group manages a portion of the Portfolio’s assets along with the Portfolio’s existing advisor, Wellington Management. Each advisor independently selects and maintains a portfolio of high-yielding, higher-risk corporate bonds—commonly known as “junk bonds”—with medium- and lower-range credit quality ratings for the Portfolio. The Portfolio’s Board of Trustees determines the proportion of the Portfolio’s assets to be managed by each advisor and may change these proportions at any time.
In connection with Wellington Management’s management of the Portfolio, effective immediately, Elizabeth H. Shortsleeve is added as a co-portfolio manager, alongside Michael Hong, of the Wellington Management portion of the Portfolio.
In connection with the addition of Vanguard to the Portfolio, effective immediately, Michael Chang is added as portfolio manager of the Vanguard portion of the Portfolio.
The Portfolio’s investment objective, principal investment strategies, and policies remain unchanged.
Statement of Additional Information Text Changes
In the Investment Advisory and Other Services section, the last two bullet points in the introductory paragraph are revised as follows:
◾ Wellington Management Company LLP (Wellington Management) provides investment advisory services to the Growth and Balanced Portfolios, and for a portion of the assets in the Equity Income and High Yield Bond Portfolios.
◾ Vanguard provides investment advisory services to the Conservative Allocation, Global Bond Index, Equity Index, Mid-Cap Index, Moderate Allocation, Money Market, Real Estate Index, Short-Term Investment-Grade, Total Bond Market Index, Total International Stock Market Index, and Total Stock Market Index Portfolios, and for a portion of the assets in the Equity Income, High Yield Bond, and Small Company Growth Portfolios.
Within the same section, subsection VI. Equity Income Portfolio is renamed VII. Equity Income and High Yield Bond Portfolios and the following first three paragraphs in that subsection are replaced in their entirety with the following:
The Equity Income Portfolio pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Portfolio relative to that of the FTSE High Dividend Yield Index over the preceding 36-month period.
During the fiscal years ended December 31, 2019, 2020, and 2021, the Equity Income Portfolio incurred aggregate investment advisory fees and expenses of approximately $1,503,000 (before a performance-based increase of $96,000), $1,621,000 (before a performance-based increase of $186,000), and $1,826,000 (before a performance-based increase of $214,000), respectively.

Of the aggregate fees and expenses previously described, the investment advisory expenses paid to Vanguard for the fiscal year ended December 31, 2021, were approximately $597,000 (representing an effective annual rate of 0.03%). The investment advisory fees paid to Wellington Management for the fiscal year ended December 31, 2021, were $1,443,000 (representing an effective annual rate of 0.07%).
The High Yield Bond Portfolio pays Wellington Management a base fee. The base fee, which is paid quarterly, is a percentage of average daily net assets under management during the most recent fiscal quarter.
During the fiscal years ended December 31, 2019, 2020, and 2021, the High Yield Bond Portfolio incurred investment advisory fees to Wellington Management of approximately $446,000, $466,000, and $481,000 respectively. Of the aggregate fees and expenses previously described, the investment advisory expenses paid to Vanguard were $0 for High Yield Bond Portfolio because Vanguard did not provide investment advisory services to that Portfolio during that time period.
Within the same section, subsection 1. Other Accounts Managed in subsection VI. Equity Income Portfolio under subsection A. Wellington Management is replaced in its entirety with the following:
The following table provides information relating to the other accounts managed by the portfolio manager of each of Equity Income and High Yield Bond Portfolio as of the fiscal year ended December 31, 2021 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
W. Michael Reckmeyer	Registered investment companies[1]	12	$81B	3	$63B
	Other pooled investment vehicles	6	$1.6B	1	$127,454
	Other accounts	9	$1.6B	0	$0
Matthew Hand[3]	Registered investment companies[1]	4	$16B	1	$1.9B
	Other pooled investment vehicles	2	$921.9M	0	$0
	Other accounts	0	$0	0	$0
Michael L. Hong	Registered investment companies[2]	12	$31B	1	$778.7M
	Other pooled investment vehicles	9	$4.1B	0	$0
	Other accounts	35	$9B	0	$0
Elizabeth H. Shortsleeve[4]	Registered investment companies[2]	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
1 Includes Equity Income Portfolio which held assets of $1.9 billion as of December 31, 2021.
2 Includes High Yield Bond Portfolio which held assets of $778.7 million as of December 31, 2021.
3 Mr. Hand began co-managing a portion of the Portfolio on October 5, 2021.
4 Assets managed as of June 30, 2022.
Within the same section, the following is added after the first paragraph under subsection B. Vanguard:
Vanguard, through its Fixed Income Group, provides investment advisory services for a portion of the High Yield Bond Portfolio. The compensation and other expenses of Vanguard’s advisory staff are allocated among the funds utilizing these services.

Within the same section, subsection 1. Other Accounts Managed in subsection VI. Equity Income Portfolio under subsection B. Vanguard is replaced in its entirety with the following:
The following table provides information relating to the other accounts managed by the portfolio managers of each of the Equity Income and High Yield Bond Portfolios as of the fiscal year ended December 31, 2021 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Sharon Hill[2]	Registered investment companies[1]	3	$55B	0	$0
	Other pooled investment vehicles	1	$73M	0	$0
	Other accounts	0	$0	0	$0
Michael Chang[4]	Registered investment companies[3]	2	$422M	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
1 Includes Equity Income Portfolio which held assets of $1.9 billion as of December 31, 2021.
2 Ms. Hill began co-managing a portion of the Equity Income Portfolio on February 26, 2021.
3 Includes High Yield Bond Portfolio which held assets of $778.7 million as of December 31, 2021.
4 Assets managed as of June 30, 2022.
Within the same section, subsection VII. Balanced and High Yield Bond Portfolios is renamed VII. Balanced Portfolio. In that subsection, references to Vanguard High Yield Bond Portfolio and to Michael L. Hong and to Hong are removed, and references to “each Portfolio” or to “the Portfolios” are replaced with references to “the Portfolio,” with such corresponding grammatical changes as may follow from these changes.

© 2022 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 064M 082022